UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2005
LIN TV Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31311	05-0501252

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

Four Richmond Square, Suite 200, Providence, Rhode Island	02906

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 454-2880

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations
     On August 5, 2005, LIN TV Corp. issued a press release reporting that due to a mathematical error, its financial results news release issued on July 27, 2005 contained incorrect information relating to its diluted (loss) income per common share. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (“the Exchange Act”) and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIN TV Corp.
Date: August 5, 2005	By:	/s/ William A. Cunningham
		Name:	William A. Cunningham
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 5, 2005